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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 23, 2003
Date of Report (Date of earliest event reported)

ORAGENICS, INC.
(Exact name of registrant as specified in its charter)

Florida	333-100568	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12085 Research Drive Alachua, Florida 32615
(Address of principal executive offices including zip code)

(386) 418-4018
Registrant's telephone number, including area code

None
(Former name or former address, if changed since last report.)

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ITEM 7.       FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.	Description
99.1	Press Release

ITEM 9.       REGULATION FD DISCLOSURE

Attached is information released by the Company.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 23rd day of October, 2003.

ORAGENICS, INC. (Registrant)
BY:	/s/ Mento A. Soponis
Mento A. Soponis President, Principal Executive Officer and a member of the Board of Directors.